                                                                 Exhibit (a)(2)
                             LETTER OF TRANSMITTAL

                        TO TENDER SHARES OF COMMON STOCK

                                      AND

                SHARES OF SERIES A CUMULATIVE CONVERTIBLE STOCK

                                       OF

                             HARCOURT GENERAL, INC.
          Pursuant to the Offer to Purchase dated November 8, 2000 by

                               REH MERGERSUB INC.
                          a wholly owned subsidiary of

                               REED ELSEVIER INC.

                 THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT
                     12:00 MIDNIGHT, NEW YORK CITY TIME, ON
           THURSDAY, DECEMBER 7, 2000, UNLESS THE OFFER IS EXTENDED.

                        THE DEPOSITARY FOR THE OFFER IS:
                                 CITIBANK, N.A.

            BY MAIL:                   BY OVERNIGHT COURIER:                      BY HAND:
         Citibank, N.A.                    Citibank, N.A.                      Citibank, N.A.
          P.O. Box 685                915 Broadway, 5th Floor              Corporate Trust Window
      Old Chelsea Station                New York, NY 10010              111 Wall Street, 5th Floor
       New York, NY 10113                                                    New York, NY 10043

                           BY FACSIMILE TRANSMISSION:
                        (FOR ELIGIBLE INSTITUTIONS ONLY)

                                 (212)505-2248

                        CONFIRM FACSIMILE BY TELEPHONE:

                                 (800) 270-0808

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OR FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE THEREFOR PROVIDED BELOW.

THE INSTRUCTIONS CONTAINED WITHIN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     The names and addresses of the registered holders of the tendered Shares (as defined below) should be printed, if not already printed above, exactly as they appear on the Share Certificates (as defined below) tendered hereby.

     This Letter of Transmittal is to be used if certificates for Shares are to be forwarded herewith or, unless an Agent's Message (as defined in "The
Offer -- Acceptance for Payment and Payment for Shares" in the Offer to Purchase) is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary at the Book-Entry Transfer Facility (as defined in "The Offer -- Acceptance for Payment and Payment for Shares" in the Offer to Purchase and pursuant to the procedures set forth in "The Offer -- Procedures for Accepting the Offer and Tendering Shares" thereof).

     Holders of Shares whose certificates for such Shares (the "Share Certificates") are not immediately available, or who cannot complete the procedure for book-entry transfer on a timely basis, or who cannot deliver all other required documents to the Depositary prior to the Expiration Date (as defined in the Offer to Purchase), must tender their Shares according to the guaranteed delivery procedure set forth in "The Offer -- Procedures for Accepting the Offer and Tendering Shares" in the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution
--------------------------------------------------------------------------------

Account Number
--------------------------------------------------------------------------------

Transaction Code Number
--------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
    FOLLOWING:

Name(s) of Registered Holder(s) ------------------------------------------------

Window Ticket Number (if any) or DTC Participant Number ------------------------

Date of Execution of Notice of Guaranteed Delivery -----------------------------

Name of Institution that Guaranteed Delivery -----------------------------------

If delivered by book-entry transfer:

     Name of Tendering Institution ---------------------------------------------

     Account Number
                   ------------------------------------

     Transaction Code Number
                            ---------------------------

------------------------------------------------------------------------------------------------------------------------
                                         DESCRIPTION OF COMMON SHARES TENDERED
------------------------------------------------------------------------------------------------------------------------
  NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
   (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)                          COMMON SHARE(S) TENDERED
        APPEAR(S) ON SHARE CERTIFICATE(S))                         (ATTACH ADDITIONAL LIST IF NECESSARY)
------------------------------------------------------------------------------------------------------------------------
                                                                              TOTAL NUMBER OF
                                                                               COMMON SHARES            NUMBER OF
                                                         CERTIFICATE        REPRESENTED BY SHARE          COMMON
                                                         NUMBER(S)(1)        CERTIFICATE(S)(2)       SHARES TENDERED
                                                      ---------------------------------------------------------------
                                                      ---------------------------------------------------------------
                                                      ---------------------------------------------------------------
                                                      ---------------------------------------------------------------
                                                       TOTAL NUMBER OF
                                                        COMMON SHARES
------------------------------------------------------------------------------------------------------------------------
 (1) NEED NOT BE COMPLETED BY BOOK-ENTRY STOCKHOLDERS.
 (2) UNLESS OTHERWISE INDICATED, IT WILL BE ASSUMED THAT ALL SHARES REPRESENTED BY CERTIFICATES DELIVERED TO THE
     DEPOSITARY ARE BEING TENDERED HEREBY. SEE INSTRUCTION 4.
------------------------------------------------------------------------------------------------------------------------
 [ ]  CHECK HERE IF CERTIFICATES HAVE BEEN LOST, DESTROYED OR STOLEN. SEE INSTRUCTION 11.
------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                      DESCRIPTION OF PREFERRED SHARES TENDERED
-----------------------------------------------------------------------------------------------------------------------
   NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
    (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)                       PREFERRED SHARE(S) TENDERED
          APPEAR(S) ON SHARE CERTIFICATE(S))                       (ATTACH ADDITIONAL LIST IF NECESSARY)
-----------------------------------------------------------------------------------------------------------------------
                                                                              TOTAL NUMBER OF
                                                                              PREFERRED SHARES        NUMBER OF
                                                           CERTIFICATE      REPRESENTED BY SHARE      PREFERRED
                                                           NUMBER(S)(1)      CERTIFICATE(S)(2)     SHARES TENDERED
                                                         ----------------------------------------------------------
                                                         ----------------------------------------------------------
                                                         ----------------------------------------------------------
                                                         ----------------------------------------------------------
                                                         TOTAL NUMBER OF
                                                         PREFERRED SHARES
---------------------------------------------------------------------------------------------------------------------
 (1) NEED NOT BE COMPLETED BY BOOK-ENTRY STOCKHOLDERS.
 (2) UNLESS OTHERWISE INDICATED, IT WILL BE ASSUMED THAT ALL SHARES REPRESENTED BY CERTIFICATES DELIVERED TO THE
     DEPOSITARY ARE BEING TENDERED HEREBY. SEE INSTRUCTION 4.
---------------------------------------------------------------------------------------------------------------------
 [ ]  CHECK HERE IF CERTIFICATES HAVE BEEN LOST, DESTROYED OR STOLEN. SEE INSTRUCTION 11.
---------------------------------------------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
            PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF
                             TRANSMITTAL CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to REH Mergersub Inc., a Delaware corporation ("Purchaser") and a wholly owned subsidiary of Reed Elsevier Inc., a Massachusetts corporation, upon the terms and subject to the conditions set forth in the Offer to Purchase dated November 8, 2000 (the "Offer to Purchase") the above-described shares of common stock, par value $1.00 per share (the "Common Shares") and/or the above-described shares of series A cumulative convertible stock, par value $1.00 per share (the "Preferred Shares", and together with the Common Shares, the "Shares"), of Harcourt General, Inc., a Delaware corporation (the "Company"), pursuant to Purchaser's Offer to Purchase all outstanding Shares, at a purchase price of $59.00 per Common Share, net to the seller in cash, without interest thereon, and $77.29 per Preferred Share, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase and in this Letter of Transmittal (which together with any amendments or supplements thereto or hereto, collectively constitute the "Offer").

     Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), and effective upon acceptance for payment of the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to or upon the order of the Purchaser all right, title and interest in and to all of the Shares that are being tendered hereby (and any and all dividend, distributions, rights, other Shares or other securities issued or issuable in respect thereof on or after the date hereof (collectively, "Distributions")) and irrevocably constitutes and appoints Citibank, N.A. (the "Depositary") the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Shares (and any and all Distributions) or transfer ownership of such Shares (and any and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser, (ii) present such Shares (and any and all Distributions) for transfer on the books of the Company, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any and all Distributions), all in accordance with the terms of the Offer. Notwithstanding any provision of the Offer, in the event any Distributions shall be made by the Company in accordance with the terms of the Merger Agreement prior to the acceptance for payment of the Shares tendered herewith and not withdrawn, such Distributions shall be paid to the undersigned.

     By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints Mark Armour, Paul Richardson, Henry Z. Horbaczewski and Charles P. Fontaine, in their respective capacities as officers of Purchaser, and any individual who shall thereafter succeed to any such office of Purchaser, and each of them, and any other designees of Purchaser, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote at any annual or special meeting of the Company's stockholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, and to otherwise act as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, all of the Shares (and any and all Distributions) tendered hereby and accepted for payment by Purchaser. This appointment will be effective if and when, and only to the extent that, Purchaser accepts such Shares for payment pursuant to the Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Such acceptance for payment shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such Shares (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). Purchaser reserves the right to require that, in order for the Shares or other securities to be deemed validly tendered, immediately upon Purchaser's acceptance for payment of such Shares, Purchaser must be able to exercise full voting, consent and other rights with respect to such Shares (and any and all Distributions), including voting at any meeting of the Company's stockholders.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions and that, when the same are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Purchaser all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby or deduct from such purchase price, the amount or value of such Distribution as determined by Purchaser in its sole discretion.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

     The undersigned understands that the valid tender of the Shares pursuant to any one of the procedures described in "The Offer -- Procedures for Accepting the Offer and Tendering Shares" in the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). Without limiting the foregoing, if the price to be paid in the Offer is amended in accordance with the Merger Agreement, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Purchaser may not be required to accept for payment any of the Shares tendered hereby.

     Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price of all of the Shares purchased and/or return any certificates for the Shares not tendered or accepted for payment in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of all of the Shares purchased and/or return any certificates for the Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) to the undersigned at the address(es) shown below the undersigned's signature(s). In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Shares purchased and/or return any certificates evidencing Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and/or return any such certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled "Special Payment Instructions", please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Purchaser has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder thereof if Purchaser does not accept for payment any of the Shares so tendered.

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

        To be completed ONLY if the check for cash payable in the Offer is to be issued in the name of someone other than the undersigned, if certificates for Shares not tendered or not accepted for payment are to be issued in the name of someone other than the undersigned or if Shares tendered hereby and delivered by book-entry transfer that are not accepted for payment are to be returned by credit to an account maintained at a Book-Entry Transfer Facility other than the account indicated above.

   Issue  [ ] check
          [ ] certificate(s) to:

   Name
   -------------------------------------------------------------------
                            (PLEASE PRINT)

   -------------------------------------------------------------------

   Address
   -------------------------------------------------------------------

   -------------------------------------------------------------------
                             (ZIP CODE)

   -------------------------------------------------------------------
               TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER
                           (SEE SUBSTITUTE FORM W-9)

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

        To be completed ONLY if certificates for Shares not tendered or not accepted for payment and/or the check for cash payable in the Offer is to be sent to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s).

   Mail  [ ] check
         [ ] certificate(s) to:

   Name
   --------------------------------------------------------------------
                                (PLEASE PRINT)

   -------------------------------------------------------------------

   Address
   -------------------------------------------------------------------

   -------------------------------------------------------------------
                             (ZIP CODE)

  --------------------------------------------------------------------
           TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER
                      (SEE SUBSTITUTE FORM W-9)

                                   IMPORTANT
                                   SIGN HERE
             (PLEASE COMPLETE SUBSTITUTE FORM W-9 INCLUDED HEREIN)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          SIGNATURE(S) OF STOCKHOLDERS

Dated
--------------------------------------------------------------------------------

Name(s)
--------------------------------------------------------------------------------

Capacity (Full Title)
--------------------------------------------------------------------------------
                              (SEE INSTRUCTION 5)

Address
--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number
--------------------------------------------------------------------------------
Taxpayer Identification or
Social Security Number
--------------------------------------------------------------------------------
                           (SEE SUBSTITUTE FORM W-9)

(Must be signed by registered holder(s) exactly as name(s) appear(s) on the Share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

                           GUARANTEE OF SIGNATURE(S)
                   (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 5)
                    FOR USE BY FINANCIAL INSTITUTIONS ONLY.
                   PLACE MEDALLION GUARANTEE IN SPACE BELOW.

Authorized Signature(s)
--------------------------------------------------------------------------------

Name
--------------------------------------------------------------------------------

Name of Firm
--------------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number
--------------------------------------------------------------------------------

Dated
--------------------------------------------------------------------------------

WHAT NUMBER TO GIVE THE DEPOSITARY

     The stockholder is required to give the Depositary the TIN (e.g., Social Security number or Employer Identification Number) of the record owner of the Shares. If the Shares are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.


------------------------------------------------------------------------------------------------------------------
                                         PAYER'S NAME: REH MERGERSUB INC.
------------------------------------------------------------------------------------------------------------------

 SUBSTITUTE                    PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT        ------------------------
 FORM W-9                      RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.         Social Security Number(s)
                                                                                                 OR
 DEPARTMENT OF THE
 TREASURY INTERNAL
 REVENUE SERVICE

----------------------------
Employer Identification
Number(s)
                              ------------------------------------------------------------------------------------
 PAYER'S REQUEST FOR           PART 2 -- Certification -- Under Penalties of                  Part 3 --
 TAXPAYER IDENTIFICATION       Perjury, I certify that:                                   Awaiting TIN [ ]
 NUMBER ("TIN")                (1) The number shown on the form is my correct      ------------------------------
 AND CERTIFICATIONS            taxpayer identification number (or I am waiting                Part 4 --
                                   for a number to be issued to me) and            Exempt from backup withholding
                               (2) I am not subject to backup withholding                        [ ]
                               because: (a) I am exempt from backup withholding,
                                   or (b) I have not been notified by the
                                   Internal Revenue Service ("IRS") that I am
                                   subject to backup withholding as a result of
                                   failure to report all interest or dividends,
                                   or (c) the IRS has notified me that I am no
                                   longer subject to backup withholding.
                               (3) Any other information provided on this form is
                               true, correct and complete.
                              ------------------------------------------------------------------------------------
                               Certification Instructions -- You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

                        Name ----------------------------

                     Address ----------------------------
                                  (Include zip code)

                   Signature ----------------------------

                        Date ----------------------------
------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY
      IMPOSED BY THE IRS AND BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

NOTE: YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU CHECKED THE BOX IN
      PART 3 OF THE SUBSTITUTE FORM W-9

            CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate IRS Center or Social Security Administration office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable cash payments made to me thereafter will be withheld until I provide a taxpayer identification number to the payer

                                        8
and that, if I do not provide my taxpayer identification number within sixty days, such retained amounts shall be remitted to the IRS as backup withholding.

Signature
------------------------------------------------------------ Date ----------

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Section, includes any participant in the Book-Entry Transfer Facility's systems whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith, unless such registered holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program (an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instructions 5 and 7.

     2. Requirements of Tender. This Letter of Transmittal is to be completed by stockholders if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth in "The Offer -- Procedures for Accepting the Offer and Tendering Shares" in the Offer to Purchase. Share Certificates evidencing tendered Shares, or timely confirmation (a "Book-Entry Confirmation") of a book-entry transfer of Shares into the Depositary's account at the Book-Entry Transfer Facility, as well as this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message in connection with a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date (as defined in "The Offer -- Terms of the Offer" in the Offer to Purchase). Stockholders whose Share Certificates are not immediately available, or who cannot complete the procedure for delivery by book-entry transfer on a timely basis or who cannot deliver all other required documents to the Depositary prior to the Expiration Date, may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in "The Offer -- Procedures for Accepting the Offer and Tendering Shares" in the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Purchaser, must be received by the Depositary prior to the Expiration Date; and (iii) the Share Certificates (or a Book-Entry Confirmation) evidencing all tendered Shares, in proper form for transfer, in each case together with the Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry delivery, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery. If Share Certificates are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND THE RISK OF THE TENDERING STOCKHOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or a facsimile hereof), waive any right to receive any notice of the acceptance of their Shares for payment.

     3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares and any other required information should be listed on a separate signed schedule attached hereto.

     4. Partial Tenders (not applicable to stockholders who tender by book-entry transfer). If fewer than all of the Shares evidenced by any Share Certificate are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In this case, new Share Certificates for the Shares that were evidenced by your old Share Certificates, but were not tendered by you, will be sent to you, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered unless indicated.

     5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Shares tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any of the tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations.

     If this Letter of Transmittal or any certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of the authority of such person so to act must be submitted. If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made or certificates for Shares not tendered or not accepted for payment are to be issued in the name of a person other than the registered holder(s). Signatures on any such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed and transmitted hereby, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s). Signature(s) on any such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

     6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, Purchaser will pay all stock transfer taxes with respect to the transfer and sale of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificate(s) for Shares not tendered or not accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if tendered certificate(s) are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATE(S) EVIDENCING THE SHARES TENDERED HEREBY.

     7. Special Payment and Delivery Instructions. If a check is to be issued in the name of, and/or certificates for Shares not tendered or not accepted for payment are to be issued or returned to, a person other than the signer of this Letter of Transmittal or if a check and/or such certificates are to be returned to a person other than the person(s) signing this Letter of Transmittal or to an address other than that shown in this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal must be completed.

     8. Substitute Form W-9. Under the federal income tax laws, the Depositary will be required to withhold 31% of the amount of any payments made to certain stockholders pursuant to the Offer. In order to avoid such backup withholding, each tendering stockholder, and, if applicable, each other payee, must provide the Depositary with such stockholder's or payee's correct taxpayer identification number and certify that such stockholder or payee is not subject to backup withholding by completing the Substitute Form W-9 set forth above. In general, if a stockholder or payee is an individual, the taxpayer identification number is the Social Security Number of such individual. If the Depositary is not provided with the correct taxpayer identification number, the stockholder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service. Certain stockholders or payees (including, among others, all corporations) are not subject to these backup withholding and reporting requirements. In order to satisfy the Depositary that a stockholder or payee qualifies as an exempt recipient, such stockholder or payee must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status by completing the Substitute Form W-9. For further information concerning backup withholding and instructions for completing the Substitute

Form W-9 (including how to obtain a taxpayer identification number if you do not have one, and how to complete the Substitute Form W-9 if Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9. Stockholders who are non-resident aliens or foreign entities not subject to backup withholding must complete a Form W-8BEN (Certificate of Foreign Status) (and not a Substitute Form W-9) and give the Depositary a completed Form W-8BEN prior to the receipt of any payments to avoid backup withholding. Such Form W-8BEN may be obtained from the Depositary.

     Failure to complete the Substitute Form W-9 will not, by itself, cause Shares or Share Certificates to be deemed invalidly tendered, but may require the Depositary to withhold 31% of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding may be reduced by the amount of tax withheld provided appropriate information is furnished to the Internal Revenue Service. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service. NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

     9. Requests for Assistance or Additional Copies. Questions and requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery, IRS Form W-8BEN and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent or Dealer Manager at the addresses and phone numbers set forth below, or from brokers, dealers, commercial banks or trust companies.

     10. Waiver of Conditions. Subject to the terms and conditions of the Merger Agreement (as defined in the Offer to Purchase), Purchaser reserves the right, in its sole discretion, to waive, at any time or from time to time, any of the specified conditions of the Offer, in whole or in part, in the case of any Shares tendered (other than the Minimum Condition and certain other conditions).

     11. Lost, Destroyed or Stolen Certificates. If any certificate representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify Fleet National Bank, care of EquiServe, in its capacity as transfer agent for the Shares (telephone number: (800) 736-3001). The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

                                   IMPORTANT:

     THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE HEREOF) TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

                    THE INFORMATION AGENT FOR THE OFFER IS:

                           [MACKENZIE PARTNERS LOGO]
                                156 Fifth Avenue
                               New York, NY 10010
                                 (212) 929-5500
                                       or
                         Call Toll Free: (800) 322-2885

                      THE DEALER MANAGER FOR THE OFFER IS:

                           MORGAN STANLEY DEAN WITTER
                       Morgan Stanley & Co. Incorporated
                                 1585 Broadway
                            New York, New York 10036
                                 (212) 761-4834